EXHIBIT 10.5

                                    AMENDMENT
                                       TO
                         EXECUTIVE EMPLOYMENT AGREEMENT

           THIS AMENDMENT is being executed as of the 1st day of August, 1999, by and between TBC CORPORATION (the "Company") and BARRY D. ROBBINS (the "Executive").

           THE PARTIES HEREBY AGREE that the Executive Employment Agreement, dated June 1, 1996, between the Company and the Executive (as amended and restated as of August 1, 1997, the "Agreement"), shall be amended as follows:

           1. In Section 1 and in Section 6.C. of the Agreement, all references to the date "May 31, 1999" shall be changed to "October 31, 2000".

           2. Section 4 of the Agreement shall be revised to read as follows:

                       Section 4. Deferred Compensation. Beginning August 1, 1999, the Executive shall be entitled to participate in the TBC Executive Deferred Compensation Plan, as the same may be amended from time to time thereafter.

           The parties acknowledge that the Agreement, as amended hereby, remains in full force and effect on the date hereof.

           IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first set forth above.


                                 TBC CORPORATION



                                 By /s/ LOUIS S. DiPASQUA
                                    Louis S. DiPasqua,
                                    Vice Chairman and Chief Executive Officer



                                 /s/ BARRY D. ROBBINS
                                 BARRY D. ROBBINS






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